                             LETTER OF TRANSMITTAL

                         TO ACCOMPANY COMMON SHARES OF

                            GERMAN AMERICAN BANCORP

                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                             DATED FEBRUARY 7, 2003

                           DEPOSITARY: UMB BANK, N.A.

--------------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)*
--------------------------------------------------------------------------------------------------------------
             NAME(S) AND ADDRESS(ES) OF                                    SHARES TENDERED
                REGISTERED HOLDER(S)                           (ATTACH ADDITIONAL LIST, IF NECESSARY)
--------------------------------------------------------------------------------------------------------------

                                                                           TOTAL NUMBER OF
                                                                               SHARES
   (PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS         CERTIFICATE        REPRESENTED     NUMBER OF SHARES
     APPEAR(S) ON CERTIFICATE(S) OR DRP RECORDS)          NUMBER(S)*             BY              TENDERED
                                                                          CERTIFICATE(S)**
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------

                                                        TOTAL SHARES W
--------------------------------------------------------------------------------------------------------------
     * Need not be completed by shareholders tendering by book-entry transfer or shareholders of uncertificated shares held by the Depositary under the Company's Dividend Reinvestment and Direct Share
       Purchase Plan. See appropriate boxes below.
    ** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES REPRESENTED BY ANY CERTIFICATES
       DELIVERED TO THE DEPOSITARY ARE BEING TENDERED. SEE INSTRUCTION 4.
--------------------------------------------------------------------------------------------------------------

                      CHECK ONE OF THE FOLLOWING BOXES IF
          SHARES HELD IN DIVIDEND REINVESTMENT PLAN ARE BEING TENDERED

[ ] The undersigned tender(s) all uncertificated Shares that may be held by UMB
    Bank, N.A., as the plan administrator, in the name of the registered holders pursuant to the Company's Dividend Reinvestment and Direct Share Purchase Plan ("DRP ") (including any additional Shares that may in the future be purchased by the undersigned prior to the Expiration Date of the Offer pursuant to the DRP.)

[ ] The undersigned tender(s) ____________ Shares that may be held by UMB Bank, N.A., as the plan administrator, in the name of the registered holders pursuant to the DRP.

                               LOST CERTIFICATES

[ ] I have lost my certificate(s) for ____________ Shares of the Company and require assistance in obtaining a replacement certificate. (See Instruction
    12).

        THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT
              5:00 P.M., CENTRAL STANDARD TIME, ON MARCH 14, 2003,
                         UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:
                                 UMB BANK, N.A.

By Hand or Overnight Courier:            By Mail:                      By Facsimile:
928 Grand Blvd., 13(th) Floor         P.O. Box 410064           (For Eligible Institutions
    Kansas City, MO 64106       Kansas City, MO 64141-0064                 Only)
    Attention: Securities          Attention: Securities              (816) 860-3963
      Transfer Division              Transfer Division

     For Assistance in Completing This Letter of Transmittal please call: (800) 884-4225.

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

     Delivery of documents to the Company or to the Book-Entry Transfer Facility does not constitute a valid delivery. PLEASE DO NOT MAIL OR DELIVER ANY SHARES TO GERMAN AMERICAN BANCORP. DELIVERIES TO GERMAN AMERICAN BANCORP WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY.

               (BOX BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:
--------------------------------------------------------------------------

Account No.
--------------------------------- Transaction Code No.
-----------------------------------

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
Name(s) of Registered Owner(s):
---------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
---------------------------------------------
Name of Eligible Institution Which Guaranteed Delivery:
---------------------------------------------
Name of Tendering Institution:
--------------------------------------------------------------------------

Account No.
--------------------------------- Transaction Code No.
-----------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To German American Bancorp:

     The undersigned hereby tenders to German American Bancorp, an Indiana corporation (the "COMPANY"), its above-described common shares, no par value, including the associated preferred share purchase rights (the "SHARES"), at a purchase price of $20.00 per Share pursuant to the Company's Offer to Purchase up to 1,000,000 Shares, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 7, 2003, receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the "OFFER."

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and (if applicable) orders the registration of the Shares tendered by book-entry transfer (or tendered under the Company's Dividend Reinvestment and Direct Share Purchase Plan ("DRP")) that are purchased pursuant to the Offer or upon the order of the Company, and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the Shares, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to (a) deliver certificates for the Shares, or transfer ownership of the Shares on the account books maintained by the Book-Entry Transfer Facility or by the Depositary under the DRP, together, in any case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the Shares, (b) present certificates for the Shares for cancellation and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 1 or 2 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of the Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The undersigned understands that all Shares properly tendered and not withdrawn will be purchased at the purchase price of $20.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and that the

Company will return all other Shares, including Shares not purchased because of proration and Shares that were conditionally tendered and not accepted. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned, and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased, and accompanying documents, as appropriate, to the undersigned at the address shown in the box captioned "Description of Shares Tendered". In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

                          ODD LOTS (SEE INSTRUCTION 8)

This Section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record, as of the close of business on January 30, 2003, and who continues to own beneficially or of record, an aggregate of fewer than 100 Shares.

The undersigned either (check one box):

[ ] was the beneficial or record owner as of the close of business on January
    30, 2003, and continues to be the beneficial or record owner, of an aggregate of fewer than 100 Shares, all of which are being tendered, or

[ ] is a broker, dealer, commercial bank, trust company or other nominee that
    (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each beneficial owner, that the beneficial owner owned, beneficially or of record as of the close of business on January 30, 2003, and continues to own beneficially or of record, an aggregate of fewer than 100 Shares, and is tendering all of those Shares

                          SPECIAL PAYMENT INSTRUCTIONS
                         (See Instructions 5, 6 and 7)
To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.
ISSUE  [ ] CHECK AND/OR  [ ] CERTIFICATE(S) TO:
Name:
-----------------------------------------------
                                 (PLEASE PRINT)

Address:
---------------------------------------------

-------------------------------------------------------
                               (INCLUDE ZIP CODE)

-------------------------------------------------------

                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

IF SPECIAL PAYMENT INSTRUCTIONS ARE BEING GIVEN, PLEASE REMEMBER TO HAVE YOUR SIGNATURE GUARANTEED.

                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 5, 6 and 7)
To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown in the box captioned "Description of Shares Tendered".
MAIL  [ ]  CHECK AND/OR  [ ] CERTIFICATE(S) TO:
Name:
-----------------------------------------------
                                 (PLEASE PRINT)

Address:
---------------------------------------------

-------------------------------------------------------
                               (INCLUDE ZIP CODE)

-------------------------------------------------------

                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

IF SPECIAL DELIVERY INSTRUCTIONS ARE BEING GIVEN, PLEASE REMEMBER TO HAVE YOUR SIGNATURE GUARANTEED.

                               CONDITIONAL TENDER

You may condition the tender of your Shares upon the purchase by the Company of a specified minimum number of the Shares you tendered. See Section 6 in the Offer to Purchase. Unless at least the minimum number of Shares tendered by you is purchased by the Company, none of the Shares tendered hereby will be purchased. It is your responsibility to calculate the minimum number of Shares, and you are urged to consult your tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

[ ] I wish to conditionally tender my Shares.

   Minimum number of Shares that must be purchased, if any are purchased:
   ------------------ Shares

Check the following box if you (a) are tendering all of the Shares you own and
(b) wish your tender to be eligible for purchase by random lot [ ]

                             IMPORTANT -- SIGN HERE

  (Please Complete Substitute Form W-9 Included in this Letter of Transmittal)

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

--------------------------------------------------------------------------------
                             (PLEASE PRINT NAME(S))

DATED
------------------------, 2003

CAPACITY (FULL TITLE):
--------------------------------------------------------------------------------

AREA CODE AND TELEPHONE NO.:
-------------------------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or the records of the DRP or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)
AUTHORIZED SIGNATURE(S):
---------------------------------------------------------------------------

NAME AND TITLE:
---------------------------------------------
                         (PLEASE PRINT)

NAME OF FIRM:
------------------------------------------------

AREA CODE AND
TELEPHONE NUMBER:
----------------------------------------

DATED
---------------, 2003

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is an Eligible Institution because it is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank, a trust company, a savings bank, a savings and loan association or a credit union which has membership in an approved Signature Guarantee Medallion Program. SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED (A) IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER(S) OF THE SHARES (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears in a security position listing as the owner of Shares and any participant enrolled in the Company's DRP whose name appears on the records of the DRP as the owner of Shares) TENDERED HEREWITH AND SUCH HOLDER(S) HAVE NOT COMPLETED THE BOX ENTITLED "SPECIAL PAYMENT INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL or (B) if the Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal or, in the case of a book-entry transfer, an agent's message, as defined below, is to be used either if certificates are to be forwarded herewith, or if delivery of Shares is to be made by book-entry transfer (or under the DRP) pursuant to the procedures set forth in Section 2 of the Offer to Purchase. If you want to tender your Shares into this Offer but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this Letter of Transmittal to the Depositary before this Offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your Shares if you comply with the guaranteed delivery procedure set forth below. See
Section 2 of the Offer to Purchase. CERTIFICATES FOR ALL PHYSICALLY DELIVERED SHARES, OR A CONFIRMATION OF A BOOK-ENTRY TRANSFER INTO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY OF ALL SHARES DELIVERED ELECTRONICALLY, AS WELL AS A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED COPY THEREOF, AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL, MUST BE RECEIVED BY THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL ON OR PRIOR TO THE EXPIRATION DATE, as defined in the Offer to Purchase. The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of the book-entry confirmation, which states that the Book-Entry Transfer Facility has received and expressed acknowledgement from the participant and the Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Offer to Purchase and Letter of Transmittal and that the Company may enforce the agreement against the participant.

     GUARANTEED DELIVERY. If you wish to tender your Shares but your share certificate(s) are not immediately available or cannot be delivered to the Depositary before this Offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary before this Offer expires, your Shares may still be tendered, if all of the following conditions are satisfied: (1) the tender is made by or through an Eligible Institution; (2) the Depositary receives by hand, mail, overnight courier or facsimile transmission, before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal; and (3) all of the following are received by the Depositary within three trading days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery: (i) one of (a) the certificates for the Shares or (b) a confirmation of receipt of the Shares pursuant to the procedure for book-entry transfer described in this Instruction 2; (ii) one of (a) a properly completed and executed Letter of Transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an Agent's Message of the type described in this Instruction 2 in the case of a book-entry transfer; and (iii) any other documents required by this Letter of Transmittal.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. DO NOT MAIL OR DELIVER TO GERMAN AMERICAN BANCORP.

     Except as specifically permitted by Section 6 of the Offer to Purchase, no alternative or contingent tenders will be accepted. See Section 1 of the Offer to Purchase. By executing this Letter of Transmittal, or a facsimile thereof, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates (or on the records of the DRP) without alteration, enlargement or any change whatsoever.

     If any of the Shares hereby are held of record by two or more persons, all persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates (or in different names on the records of the DRP), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER(S) OF THE SHARES TENDERED HEREBY, NO ENDORSEMENTS OF CERTIFICATES OR SEPARATE STOCK POWERS ARE REQUIRED UNLESS PAYMENT OF THE PURCHASE PRICE IS TO BE MADE TO, OR SHARES NOT TENDERED OR NOT PURCHASED ARE TO BE REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE REGISTERED HOLDER(S). SIGNATURES ON ANY SUCH CERTIFICATES OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for the Shares. Signature(s) on any certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of the person so to act must be submitted.

     6. STOCK TRANSFER TAXES. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes, whether imposed on the registered holder(s), the other person or otherwise, payable on account of the transfer to the person will be deducted from the purchase price unless satisfactory evidence of the payment of taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by the shareholder at the Book-Entry Transfer Facility from which the transfer was made.

     8. ODD LOTS. As described in the Offer to Purchase, if fewer than all Shares validly tendered and not withdrawn on or prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any shareholder who owned beneficially or of record as of the close of business on January 30, 2003, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares and who validly and unconditionally tendered all such Shares. Partial or conditional tenders of Shares will not qualify for this preference. This preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal is completed.

     9. SUBSTITUTE FORM W-9 AND FORM W-8. THE TENDERING SHAREHOLDER IS REQUIRED TO PROVIDE THE DEPOSITARY WITH EITHER A CORRECT TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9, WHICH IS PROVIDED UNDER "IMPORTANT TAX INFORMATION" BELOW, OR A PROPERLY COMPLETED FORM W-8 (See Section 2 of the Offer to Purchase). FAILURE TO PROVIDE THE INFORMATION ON EITHER SUBSTITUTE FORM W-9 OR FORM W-8 MAY SUBJECT THE TENDERING SHAREHOLDER TO 30% FEDERAL INCOME TAX BACKUP WITHHOLDING ON THE PAYMENT OF THE PURCHASE PRICE. The box in Part 2 of Substitute Form W-9 may be checked if the tendering shareholder has not been issued a taxpayer identification number and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a taxpayer identification number by the time of payment, the Depositary will withhold 30% on all payments of the purchase price thereafter until a taxpayer identification number is provided to the Depositary.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Dealer Manager at their telephone number and address listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, Notice of Guaranteed Delivery or other tender offer materials may be directed to the Dealer Manager and copies will be furnished promptly at the Company's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     11. IRREGULARITIES. All questions as to the purchase price, the form of documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of Shares will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of the Company's counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, the Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and the Company's interpretation of the terms and conditions of the Offer, including these Instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     12. LOST, DESTROYED OR STOLEN CERTIFICATE(S). If the certificate(s) that a registered holder (or transferee) wants to surrender has been lost, destroyed or stolen, that fact should be indicated on the face of this Letter of Transmittal, which should then be delivered to the Depositary after being otherwise properly completed and duly executed. The Depositary will forward additional documentation necessary to be completed in order to effectively replace such lost, destroyed or stolen certificate(s). The Depositary will require that you purchase a surety bond from an insurance company in order to replace the certificates, and that you pay the premium charged for that bond in an amount equal to two percent of the market value of the certificates to be replaced. Therefore, you should carefully search for your certificates before declaring that certificates are lost, stolen, misplaced or destroyed.

IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED COPY THEREOF, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary, as payer, with the shareholder's correct taxpayer identification number on Substitute Form W-9 below. If the shareholder is an individual, the taxpayer identification number is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct taxpayer identification number or properly completed Form W-8, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain shareholders, including, among others, all corporations and certain foreign individuals and entities, are not subject to these backup withholding and reporting requirements. In order for a noncorporate foreign shareholder to qualify as an exempt recipient, that shareholder must complete and sign a Form W-8, Certificate of Foreign Status, attesting to that shareholder's exempt status. The Form W-8 can be obtained from the Depositary. Exempt shareholders, other than noncorporate foreign shareholders, should furnish their taxpayer identification number, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional Instructions.

     If federal income tax backup withholding applies, the Depositary is required to withhold 30% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                  PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

     To avoid backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his or her correct taxpayer identification number by completing the Substitute Form W-9 included in this Letter of Transmittal certifying that the taxpayer identification number provided on Substitute Form W-9 is correct and that (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign shareholders subject to 30%, or lower treaty rate, withholding on gross payments received pursuant to the Offer.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

     The shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

---------------------------------------------------------------------------------------------------
PAYER'S NAME: GERMAN AMERICAN BANCORP
---------------------------------------------------------------------------------------------------

 SUBSTITUTE                      PART 1 -- PLEASE PROVIDE YOUR    -----------------------------
 FORM W-9                        TAXPAYER IDENTIFICATION          Social Security Number
 Department of the Treasury      NUMBER IN THE BOX AT RIGHT       or
 Internal Revenue Service        AND CERTIFY BY SIGNING AND       -----------------------------
                                 DATING BELOW.                    Employer Identification
 Payer's Request for Taxpayer    (See Instruction 9)              Number
 Identification Number and       Please fill in your name and     -----------------------------
 Certification                   address below.                   PART 2 --
                                 -----------------------------    Awaiting Taxpayer
                                 Name                             Identification Number [ ]
                                 -----------------------------    Taxpayer Identification
                                 Address (number and street)      Number for Payees exempt from
                                 -----------------------------    backup withholding, see the
                                 City, State and Zip Code         Important Tax Information
                                                                  above and Guidelines for
                                                                  Certification of Taxpayer
                                                                  Identification Number of
                                                                  Substitute Form W-9 enclosed
                                                                  herewith and complete as
                                                                  instructed herein.
---------------------------------------------------------------------------------------------------

 PART 3 -- CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or a taxpayer identification number has not been issued to me but I have mailed or delivered an application to receive a taxpayer identification number or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the
 "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, (3)
 all other information provided on this form is true, correct and complete, and (4) I am a U.S.
 person (including a U.S. resident alien).
---------------------------------------------------------------------------------------------------

 The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
 SIGNATURE: ---------------------------------------------------------- DATE:
 ----------------------, 2003
---------------------------------------------------------------------------------------------------

 CERTIFICATE INSTRUCTIONS -- You must cross out Item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the
 IRS that you were subject to backup withholding, you received another notification from the
 IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
---------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                   BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all payments of the purchase price made to me thereafter will be withheld until I provide a number.
SIGNATURE:
----------------------------------------------------- DATE:
---------------------, 2003

                              THE DEALER MANAGER:

                    DONNELLY, PENMAN, FRENCH, HAGGARTY & CO.
                          300 River Place, Suite 4950
                               Detroit, MI 48207
                     Telephone: 1-866-440-2482 (toll free)

                                THE DEPOSITARY:

                                 UMB BANK, N.A.
                          928 Grand Blvd., 13th Floor
                             Kansas City, MO 64106
                           Telephone: (800) 884-4225
                              Fax: (816) 860-3963

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